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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: December 27, 2004

                       Multi Media Tutorial Services, Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its chapter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                    001-25758
                                    ---------
                            (Commission File Number)

                                   73-1293914
                                   ----------
                        (IRS Employer Identification No.)

                       MULTI MEDIA TUTORIAL SERVICES, INC.
                       -----------------------------------

                                205 KINGS HIGHWAY
                            BROOKLYN, NEW YORK 11223
                            ------------------------
               (Address of principal executive offices) (Zip Code)


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INFORMATION TO BE INCLUDED IN THE REPORT

MULTI MEDIA TUTORIAL SERVICES, INC. is referred to hereafter as "the Company," "we," or "our."


Item 4.01. Change in Multi Media Tutorial Services, Inc.'s Certifying Accountant

(a) Former independent accountants

         i.       Don Fuchs, CPA has resigned effective December 23, 2004.
         ii. Mr. Fuchs' report on financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion nor was it modified as to uncertainty, audit scope, or accounting principles.
         iii. Our Board of Directors approved and accepted Mr. Fuchs' resignation. iv. There were no disagreements with Mr. Fuchs.

(b) New independent accountants

         We have engaged Sherb & Co, LLP as our new independent accountants effective December 23, 2004.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 10.1      Press Release



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2004            MULTI MEDIA TUTORIAL SERVICES, INC.

                                    By: /s/ Barry Reichman
                                        ------------------------------------
                                        Name: Barry Reichman
                                       Title: CEO and President



Multi Media Tutorial Services, Inc. Safe Harbor Statement

This news release contains forward-looking statements that are subject to certain risks and uncertainties that may cause actual results to differ materially from those projected on the basis of such forward-looking statements. The words "estimate," "project," "intends," "expects," "believes," and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are made based on management's beliefs, as well as assumptions made by, and information currently available to, management pursuant to the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. For a more complete description of these and other risk factors that may affect the future performance of Multi Media Tutorial Services, Inc., see "Risk Factors" in the Company's Annual Report on Form 10- KSB and its other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made and the Company undertakes no obligation to disclose any revision to these forward-looking statements to reflect events or circumstances after the date made or to reflect the occurrence of unanticipated events.

For additional information contact:

Multi Media Tutorial Services, Inc.
CONTACT: Barry Reichman, CEO and President
718-758-3807